UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Press Ganey Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Filed by Press Ganey Holdings, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Press Ganey Holdings, Inc.

Commission File No.: 001-37398

The following is a copy of an email sent by Press Ganey Holdings, Inc. to its customers on August 10, 2016.

Dear [Client],

On August 9, 2016, Press Ganey announced a merger agreement with EQT, a leading international private equity firm with a demonstrated commitment to supporting market leading health care businesses. When this transaction is completed, Press Ganey will become a private company that remains committed to the mission of reducing patient and caregiver suffering. The press release we issued to announce this transaction can be accessed here.

EQT has portfolio companies in the U.S., Europe and Asia with which it partners to achieve sustainable growth, operational excellence and market leadership.  We believe that this partnership with EQT will benefit our clients by enabling Press Ganey to accelerate our investment in product innovation and acquisitions that reduce patient and caregiver suffering and improve the overall safety, quality and experience of care. We anticipate that this transaction will be completed in the fourth quarter of 2016, subject to regulatory approval and other customary closing conditions. During this period, Press Ganey will continue to operate business as usual and we will remain committed to supporting our clients without disruption.

As we move forward, the current management team at Press Ganey will continue to lead the organization through this next phase of growth in our industry. In addition, your points of contact with Press Ganey will remain the same and our agreements and working relationships with our clients will be unaffected.

The team is excited about the opportunity this transaction presents to advance patient-centered care and support the needs of our clients at the highest level.

Sincerely,

Patrick T. Ryan

CEO

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Press Ganey and an affiliate of EQT. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed merger between Press Ganey and Emerald BidCo, Inc.  Press Ganey expects to file with the Securities and Exchange Commission (the

“SEC”) a proxy statement and other relevant documents in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Press Ganey and will contain important information about the proposed transaction and related matters. INVESTORS OF PRESS GANEY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESS GANEY, EMERALD TOPCO, INC., EMERALD BIDCO, INC. AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Press Ganey with the SEC at the SEC’s website at www.sec.gov, at Press Ganey’s website at www.pressganey.com or by sending a written request to Press Ganey at 401 Edgewater Place, Suite 500, Wakefield, Massachusetts 01880, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Press Ganey and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Press Ganey’s stockholders in connection with the proposed merger will be set forth in Press Ganey’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Press Ganey undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Press Ganey may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Press Ganey may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Press Ganey may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (9) the failure by Emerald BidCo, Inc. to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (10) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, Press Ganey’s stockholders will cease to have any equity interest in Press Ganey and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of Press Ganey are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov.   Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.